UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2026

DRAGONFLY ENERGY HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-40730	85-1873463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12915 Old Virginia Road Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 622-3448

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DFLI	The Nasdaq Capital Market
Redeemable warrants, exercisable for common stock	DFLIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 20, 2026, Dragonfly Energy Holdings Corp. (the “Company”) received a letter (the “Letter”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with the minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market, under Listing Rule 5550(b)(1), because the Company’s stockholders’ equity (deficit) of $(184,000) as reported in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2026 was below the required minimum of $2.5 million, and because, as of August 20, 2026, the Company did not meet the alternative compliance standards relating to the market value of listed securities of $35 million or net income from continuing operations of $500,000 in the most recently completed fiscal year or in two of the last three most recently completed fiscal years.

The Letter has no immediate impact on the listing of the Company’s common stock or warrants, which will continue to be listed and traded on Nasdaq, subject to the Company’s compliance with the other continued listing requirements. The Company has 45 calendar days from August 20, 2026, or until October 5, 2026, to submit to Nasdaq a plan to regain compliance with Listing Rule 5550(b)(1). If Nasdaq accepts the Company’s plan, Nasdaq may grant an extension of up to 180 calendar days from August 20, 2026, or until February 16, 2027, to regain compliance. If Nasdaq does not accept the Company’s plan, the Company will have the right to appeal such decision to a Nasdaq hearings panel.

The Company intends to submit to Nasdaq, within the requisite time period, a plan to regain compliance with Listing Rule 5550(b)(1). There can be no assurance that Nasdaq will accept the Company’s plan or that the Company will be able to regain compliance with Listing Rule 5550(b)(1) or maintain compliance with any other Nasdaq requirement in the future.

The Company, by filing this Form 8-K, discloses its receipt of the notification from Nasdaq in accordance with Listing Rule 5810(b).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRAGONFLY ENERGY HOLDINGS CORP.

Dated: August 21, 2026	By:	/s/ Denis Phares
	Name:	Denis Phares
	Title:	Chief Executive Officer, Interim Chief Financial Officer and President